Exhibit 99.1

                                  KADANT INC.

          Unaudited Pro Forma Combined Condensed Financial Information

       On May 11, 2005, Kadant Inc. ("Kadant" or the "Company") acquired all of the outstanding stock of The Johnson Corporation ("Johnson") for $101.5 million, subject to a further post-closing adjustment, and $3.1 million of acquisition-related costs. Included in the net assets acquired were $3.8 million of cash and cash equivalents and $3.3 million of short and long-term debt. In addition to the cash consideration, the Company issued a letter of credit to the sellers for $4 million, subject to adjustment, related to certain tax assets of Johnson, the value of which the Company expects to realize. The Purchase Agreement also contains an earn-out provision, based on the achievement of certain revenue targets between the closing date and July 1, 2006, which could increase the purchase price by up to $8 million.

       The following unaudited pro-forma condensed combined financial statements illustrate Kadant's acquisition of Johnson using the purchase method of accounting. These statements should be read in conjunction with the historical consolidated financial statements and related notes of Kadant, which are included in the Company's annual report on Form 10-K for the year ended January 1, 2005, and the historical consolidated financial statements and related notes of Johnson, which are included in this Current Report as Exhibit
99.4. The unaudited pro forma condensed combined statements of operations for the years ended January 1, 2005 and January 3, 2004, give effect to the acquisition of Johnson by Kadant as if it had taken place at the beginning of those fiscal years, and are based on the historical statements of operations of Kadant and Johnson for the corresponding periods. The unaudited pro forma condensed combined balance sheet information as of January 1, 2005 and January 3, 2004 gives effect to the acquisition by Kadant of Johnson as if it had taken place at the balance sheet date presented. The purchase accounting adjustments made in connection with the development of the unaudited pro forma condensed combined financial information are preliminary and have been made solely for purposes of developing such unaudited pro forma condensed combined financial information, and will be adjusted upon the final determination of the fair values.

       The following table represents the estimated allocation of the purchase price for the Company's acquisition of Johnson over the estimated fair value of the assets acquired and liabilities assumed at the date of acquisition. Kadant is still in the process of assembling the information necessary to finalize the allocation of the total purchase price and has obtained a supporting third party valuation for criteria tangible and intangible assets. The allocation of the purchase price may change upon completion of this assessment process.

                                                                                                            Estimated Value
                                                                                                            at May 11, 2005
                                                                                                            ---------------

Cash and Cash Equivalents                                                                                         $   3,814
Short-term Investments                                                                                                  257
Accounts Receivable, net                                                                                             17,733
Notes Receivable                                                                                                      5,577
Inventory                                                                                                            13,280
Other Current Assets                                                                                                  5,258
Property, Plant, and Equipment, net                                                                                  18,551
Other Assets                                                                                                          9,346
Acquired Intangibles                                                                                                 34,480
Goodwill                                                                                                             48,371
                                                                                                                  ---------
  Total Assets Acquired                                                                                           $ 156,667
                                                                                                                  ---------

Accounts Payable                                                                                                  $   6,578
Other Current Liabilities                                                                                            15,242
Short and Long-Term Debt                                                                                              3,286
Other Liabilities                                                                                                    21,875
Minority Interest                                                                                                     1,155
                                                                                                                  ---------
  Total Liabilities Assumed                                                                                       $  48,136
                                                                                                                  ---------
Net Assets                                                                                                        $ 108,531
                                                                                                                  =========


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                                  KADANT INC.

       An additional payment of up to $8 million may be required in the event that certain revenue targets are realized. Any such amounts have been excluded from the purchase price in the table above and will be recorded if and when the revenue targets are met.

       The estimated values of current assets, excluding inventory, and current liabilities were based upon their historical costs in the hands of the seller on the date of acquisition due to their short-term nature. Inventory and property, plant and equipment were recorded at estimated fair value based primarily on cost and market approaches. These amounts may be subsequently adjusted when the Company completes its assessment of the property and equipment that will be utilized in the combined operations.

       The following are the identifiable intangible assets acquired and the respective periods over which the assets will be amortized on a straight-line basis:

(in thousands)                                                                               Amount            Life
----------------------------------------------------------------------------------------------------------------------

Existing technology                                                                         $  7,840         11 years*
Customer relationships                                                                        15,700         17 years*
Distribution network                                                                           2,400         17 years
Trade name                                                                                     8,100        Indefinite
Licensing agreement                                                                              400         20 years
Non-compete agreement                                                                             40          3 years
                                                                                            --------
                                                                                            $ 34,480
                                                                                            ========
*approximate weighted average lives

       The amount assigned to identifiable intangible assets acquired was based on their respective fair values determined as of the acquisition date by an outside valuation consultant, using income and cost approaches. The excess of the purchase price over the tangible and identifiable intangible assets was recorded as goodwill and amounted to approximately $48.4 million. In accordance with current accounting standards, the goodwill will not be amortized and will be tested for impairment annually in the fourth quarter of our fiscal year, as required by Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets."

       The unaudited pro forma condensed combined financial statements are presented for comparative purposes only and are not necessarily indicative of what the actual combined financial position and results of operations of Kadant and Johnson would have been as of and for the periods presented, nor does it purport to represent the future combined financial position or results of operations of Kadant and Johnson.


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                                  KADANT INC.

                PRO-FORMA CONDENSED COMBINED BALANCE SHEET
                                JANUARY 1, 2005
                                  (Unaudited)

                                                                                                                Pro Forma
                                                               (A)             (B)                              Combined
                                                            Historical      Historical        Pro Forma         Kadant and
(In thousands)                                                Kadant         Johnson         Adjustments         Johnson
--------------------------------------------------------------------------------------------------------------------------

Current Assets:
  Cash and cash equivalents                                 $   82,089      $   13,720         $(41,500) a      $  54,309
  Accounts receivable, net                                      30,022          14,197                -            44,219
  Inventories                                                   27,316          10,056            3,956  b         41,328
  Deferred tax asset                                             6,691           2,179            1,542  c         10,412
  Other current assets                                          16,961           2,207                -            19,168
  Assets of discontinued operation                              15,650               -                -            15,650
                                                            ----------      ----------         --------         ---------
Total Current Assets                                           178,729          42,359          (36,002)          185,086
                                                            ----------      ----------         --------         ---------

Property, Plant, and Equipment, net                             17,064          14,495            5,059  b         36,618
                                                            ----------      ----------         --------         ---------

                                                                                                  3,400  a
                                                                                                 (1,916) a
Other Assets                                                    15,036           1,099              236  c         17,855
                                                            ----------      ----------         --------         ---------

                                                                                                 (5,127) e
                                                                                                 45,425  d
Goodwill and Other Intangibles                                  74,408           5,127           34,480  d        154,313
                                                            ----------      ----------         --------         ---------

Total Assets                                                $  285,237      $   63,080         $ 45,555         $ 393,872
                                                            ==========      ==========         ========         =========

Current Liabilities:
  Short-term bank debt                                      $        -      $    1,669         $      -         $   1,669
  Current maturities of long-term debt                               -           1,777            9,000  a         10,777
  Accounts payable                                              21,327           4,498                -            25,825
  Accrued payroll and employee benefits                         11,261           5,105                -            16,366
  Accrued restructuring costs                                   10,026               -                -            10,026
                                                                                                  1,756  a
  Other current liabilities                                     14,887           5,967            2,350  c         24,960
  Liabilities of discontinued operation                          7,578               -                -             7,578
                                                            ----------      ----------         --------         ---------
Total Current Liabilities                                       65,079          19,016           13,106            97,201
                                                            ----------      ----------         --------         ---------

Deferred Income Taxes                                            4,370               -           15,638  c         20,008
                                                            ----------      ----------         --------         ---------

                                                                                                  3,400  a
Other Long-Term Liabilities                                      3,327           4,662             (127) f         11,262
                                                            ----------      ----------         --------         ---------

Long-Term Debt                                                       -             919           51,000  a         51,919
                                                            ----------      ----------         --------         ---------

Minority Interest                                                    -           1,021                -             1,021
                                                            ----------      ----------         --------         ---------

Shareholders' Investment                                       212,461          37,462          (37,462) g        212,461
                                                            ----------      ----------         --------         ---------

Total Liabilities and Shareholders' Investment              $  285,237      $   63,080         $ 45,555         $ 393,872
                                                            ==========      ==========         ========         =========

(A)    As reported in Kadant's annual financial statements for the fiscal year ended January 1, 2005 and January 3, 2004 as filed on Form 10-K with the SEC.
(B)    Johnson was a private company with a calendar year end.

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                                  KADANT INC.

                 PRO-FORMA CONDENSED COMBINED BALANCE SHEET
                                JANUARY 3, 2004
                                  (Unaudited)

                                                                                                                Pro Forma
                                                               (A)             (B)                              Combined
                                                            Historical      Historical         Pro Forma        Kadant and
(In thousands)                                                Kadant          Johnson         Adjustments        Johnson
--------------------------------------------------------------------------------------------------------------------------

Current Assets:
  Cash and cash equivalents                                 $   74,412      $    7,779         $(41,500) a      $  40,691
  Accounts receivable, net                                      31,320          17,012                -            48,332
  Inventories                                                   27,808           9,576            3,956  b         41,340
  Deferred tax asset                                             6,789           2,780            1,542  c         11,111
  Other current assets                                          13,920           1,621                -            15,541
  Assets of discontinued operation                              15,278               -                -            15,278
                                                            ----------      ----------         --------         ---------
Total Current Assets                                           169,527          38,768          (36,002)          172,293
                                                            ----------      ----------         --------         ---------

Property, Plant, and Equipment, net                             18,531          14,663            5,059  b         38,253
                                                            ----------      ----------         --------         ---------
                                                                                                  3,400  a
Other Assets                                                    10,119             748              236  c         14,503
                                                            ----------      ----------         --------         ---------
                                                                                                 (4,907) e
                                                                                                 49,132  d
Goodwill and Other Intangibles                                  73,536           4,907           34,480  d        157,148
                                                            ----------      ----------         --------         ---------

Total Assets                                                $  271,713      $   59,086         $ 51,398         $ 382,197
                                                            ==========      ==========         ========         =========

Current Liabilities:
  Current maturities of long-term debt                      $      598   $       1,004         $  9,000  a      $  10,602
  Accounts payable                                              23,008           5,500                -            28,508
  Accrued payroll and employee benefits                         11,036           5,053                -            16,089
  Accrued restructuring costs                                      200              68                -               268
                                                                                                  3,672  a
  Other current liabilities                                     16,688           5,887            2,350  c         28,597
  Liabilities of discontinued operation                          3,062               -                -             3,062
                                                            ----------      ----------         --------         ---------
Total Current Liabilities                                       54,592          17,512           15,022            87,126
                                                            ----------      ----------         --------         ---------

Deferred Income Taxes                                            1,834               -           15,638  c         17,472
                                                            ----------      ----------         --------         ---------

                                                                                                  3,400  a
Other Long-Term Liabilities                                      3,178           4,154              381  f         11,113
                                                            ----------      ----------         --------         ---------

Long-Term Debt                                                       -           2,640           51,000  a         53,640
                                                            ----------      ----------         --------         ---------

Minority Interest                                                  351             737                -             1,088
                                                            ----------      ----------         --------         ---------

Shareholder' Investment                                        211,758          34,043          (34,043) g        211,758
                                                            ----------      ----------         --------         ---------

Total Liabilities and Shareholders' Investment              $  271,713      $   59,086         $ 51,398         $ 382,197
                                                            ==========      ==========         ========         =========

(A)    As reported in Kadant's annual financial statements for the fiscal year ended January 1, 2005 and January 3, 2004 as filed on Form 10-K with the SEC.
(B)    Johnson was a private company with a calendar year end.

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                                  KADANT INC.

           PRO-FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED JANUARY 1, 2005
                                  (Unaudited)

                                                                                                                Pro Forma
                                                               (A)             (B)                              Combined
                                                            Historical      Historical        Pro Forma         Kadant and
(In thousands)                                                Kadant          Johnson        Adjustments         Johnson
--------------------------------------------------------------------------------------------------------------------------

Revenues                                                    $  194,966      $   76,092         $      -        $  271,058

Costs and Operating Expenses:
  Cost of revenue                                              119,200          34,945            1,081  h        155,226
                                                                                                 (1,572) i
  Selling, general, and administrative expenses                 56,334          34,677  n         2,381  j         91,820
  Research and development expenses                              3,077               -            1,572  i          4,649
  Restructuring costs                                            9,515               -                -             9,515
                                                            ----------      ----------         --------         ---------
                                                               188,126          69,622            3,462           261,210
                                                            ----------      ----------         --------         ---------

Operating Income                                                 6,840           6,470           (3,462)            9,848

Interest Income                                                  1,468             180             (768) k            880
Interest Expense                                                   (23)           (183)          (2,882) l         (3,088)
                                                            ----------      ----------         --------         ---------

Income from Continuing Operations Before Provision
  for Taxes and Minority Interest                                8,285           6,467           (7,112)            7,640

Provision for Income Taxes                                       2,524           2,868           (2,728) m          2,664
Minority Interest Expense                                            8             362                -               370
                                                            ----------      ----------         --------         ---------

Income from Continuing Operations                                5,753           3,237           (4,384)            4,606
Loss from Discontinued Operation, Net of Income
  Tax Benefit                                                   (5,099)              -                -            (5,099)
                                                            ----------      ----------         --------         ---------


Net Income (Loss)                                           $      654      $    3,237         $ (4,384)        $    (493)
                                                            ==========      ==========         ========         =========

Basic Earnings (Loss) per Share:
  Continuing Operations                                     $      .41                                          $     .32
  Discontinued Operation                                          (.36)                                              (.36)
                                                            ----------                                          ---------
   Net Income (Loss)                                        $      .05                                          $    (.04)
                                                            ==========                                          =========

Diluted Earnings (Loss) per Share:
  Continuing Operations                                     $      .40                                          $     .32
  Discontinued Operation                                          (.35)                                              (.35)
                                                            ----------                                          ---------
  Net Income (Loss)                                         $      .05                                          $    (.03)
                                                            ==========                                          =========

Weighted Average Shares:
  Basic                                                         14,071                                             14,071
                                                            ==========                                          =========
  Diluted                                                       14,398                                             14,398
                                                            ==========                                          =========

(A)    As reported in Kadant's annual financial statements for the fiscal year ended January 1, 2005 and January 3, 2004 as filed on Form 10-K with the SEC.
(B)    Johnson was a private company with a calendar year end.

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                                  KADANT INC.

            PRO-FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED JANUARY 3, 2004
                                  (Unaudited)
                                                                                                                Pro Forma
                                                               (A)             (B)                              Combined
                                                            Historical      Historical        Pro Forma         Kadant and
(In thousands)                                                Kadant         Johnson         Adjustments         Johnson
--------------------------------------------------------------------------------------------------------------------------

Revenues                                                    $  191,507      $   78,047         $      -         $ 269,554

Costs and Operating Expenses:
 Cost of revenue                                               116,539          35,865            1,081  h        153,485
                                                                                                 (1,565) i
 Selling, general, and administrative expenses                  50,402          35,047  n         2,226  j         86,110
 Research and development expenses                               4,268               -            1,565  i          5,833
 Restructuring costs                                               (23)              -                -               (23)
                                                            ----------      ----------         --------         ---------
                                                               171,186          70,912            3,307           245,405
                                                            ----------      ----------         --------         ---------
Operating Income                                                20,321           7,135           (3,307)           24,149

Interest Income                                                    965              51             (711) k            305
Interest Expense                                                   (49)           (437)          (2,882) l         (3,368)
                                                            ----------      ----------         --------         ---------

Income from Continuing Operations Before Provision
  for Taxes and Minority Interest                               21,237           6,749           (6,900)           21,086

Provision for Income Taxes                                       8,070           1,154           (2,644) m          6,580
Minority Interest Expense                                           44              33                -                77
                                                            ----------      ----------         --------         ---------

Income from Continuing Operations                               13,123           5,562           (4,256)           14,429
Loss from Discontinued Operation, Net of Income
  Tax Benefit                                                   (1,306)              -                -            (1,306)
                                                            ----------      ----------         --------         ---------

Net Income                                                  $   11,817      $    5,562         $ (4,256)        $  13,123
                                                            ==========      ==========         ========         =========


Basic Earnings (Loss) per Share:
   Continuing Operations                                    $      .96                                          $    1.05
   Discontinued Operation                                         (.09)                                              (.09)
                                                            ----------                                          ---------
   Net Income                                               $      .87                                          $     .96
                                                            ==========                                          =========

Diluted Earnings (Loss) per Share:
   Continuing Operations                                    $      .94                                          $    1.03
   Discontinued Operation                                         (.09)                                              (.09)
                                                            ----------                                          ---------
   Net Income                                               $      .85                                          $     .94
                                                            ==========                                          =========

Weighted Average Shares:
   Basic                                                        13,659                                             13,659
                                                            ==========                                          =========
   Diluted                                                      13,959                                             13,959
                                                            ==========                                          =========

(A)    As reported in Kadant's annual financial statements for the fiscal year ended January 1, 2005 and January 3, 2004 as filed on Form 10-K with the SEC.
(B)    Johnson was a private company with a calendar year end.


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                                  KADANT INC.

          Notes To Unaudited Pro Forma Condensed Combined Consolidated
                              Financial Statements

Note 1 - Unaudited Pro Forma Condensed Combined Balance Sheets

The unaudited pro forma condensed combined balance sheet information as of January 1, 2005 gives effect to the acquisition by Kadant of Johnson as if it had taken place on January 1, 2005 and is based on the historical balance sheets of Kadant as of January 1, 2005 and Johnson as of December 31, 2004. The unaudited pro forma condensed combined balance sheet information as of January 3, 2004 gives effect to the acquisition by Kadant of Johnson as if it had taken place on January 3, 2004 and is based on the historical balance sheets of Kadant as of January 3, 2004 and Johnson as of December 31, 2003.

(a)   Adjustments to reflect the consideration paid for Johnson were as follows:
          1. Cash paid to the sellers of $41.5 million and $3.1 million in acquisition-related costs, of which $1.9 million was paid as of January 1, 2005.
          2. Additional borrowings of $60 million to fund a portion of the consideration, of which $9 million is short-term. These borrowings were financed under a new term loan and revolving credit facility (the "Credit Agreement") effective as of May 9, 2005 in the aggregate principal amount of up to $85 million, including a $25 million revolver, among Kadant, as Borrower, the Foreign Subsidiary Borrowers from time to time parties thereto, the several banks and other financial institutions or entities from time to time parties thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent.
          3. Issuance of a $4 million letter of credit associated with anticipated tax benefits to be realized from Johnson. A payment of 15% is due within 1 year.
(b) Fair market value adjustment to Johnson's inventory and property, plant and equipment.
(c)   The associated tax effect of the purchase accounting adjustments.
(d) The purchase price was allocated to Johnson's tangible and intangible assets acquired and liabilities assumed based on their relative fair values.
(e)   To eliminate Johnson's historical goodwill and intangibles.
(f) Adjustment to properly reflect Johnson's post-retirement benefit obligation.
(g)   To eliminate Johnson's historical equity.

Note 2 - Unaudited Pro Forma Condensed Combined Statements of Operations

The unaudited pro forma condensed combined statements of operations for the years ended January 1, 2005 and January 3, 2004, give effect to the acquisition of Johnson by Kadant as if it had taken place on January 4, 2004 and December 29, 2002, respectively, and is based on the historical statements of operations of Kadant and Johnson for the corresponding periods.

(h) Represents an adjustment to cost of sales associated with the fair value adjustment to inventory based on an estimated level of sales of inventory during the year.
(i) Represents a reclassification adjustment for research and development expenses.
(j) Represents the additional depreciation and amortization expense associated with the fair value adjustments.
(k) Represents a reduction to interest income assuming the cash consideration was paid as of the beginning of the year.
(l) Represents an increase to interest expense to reflect the additional borrowings of $60 million to fund the purchase of Johnson. Interest expense has been calculated based on current interest rates available to Kadant under the Credit Agreement.
(m)   Represents the tax effect of the pro forma adjustments.
(n) Johnson's results included the following pre-tax costs for 2004: $3 million paid to its former shareholders, $1.1 million of acquisition-related costs, and $0.2 million of stock option expense. Johnson's results for 2003 included a $2.1 million pre-tax charge related to stock options.


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